                                 EXHIBIT 10.11

                             EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") entered into as of the 20th day of August 2001, between SFBC Analytical Laboratories, Inc., a Florida corporation (the "Company") and Dr. Allan Xu (the "Employee").

         WHEREAS, in its business, the Company has acquired and developed certain trade secrets, including but not limited to proprietary processes, sales methods and techniques, and other like confidential business and technical information including but not limited to technical information, design systems, methods of recruiting subjects, pricing methods, pricing rates or discounts, process, procedure, formula, design of computer software or improvement of any portion or phase thereof, whether patented or not, that is of any value whatsoever to the Company, as well as certain unpatented information relating to the Company's Services, as defined, information concerning proposed new Services, market feasibility studies, proposed or existing marketing techniques or plans (whether developed or produced by the Company or by any other entity for the Company), other Confidential Information, as defined by Section 8, and information about the Company's employees, officers, and directors, which necessarily will be communicated to the Employee by reason of his employment by the Company; and

         WHEREAS, the Company has on the date hereof purchased all of the capital stock of KeyStone Analytical Laboratories, Inc., a Pennsylvania corporation ("KAL"); and

         WHEREAS, the Employee was President and Chief Executive Officer of KAL and has served in that capacity for several years; and

         WHEREAS, the Company desires to continue to employ the Employee in the capacity of President of the Company and the Employee desires such employment; and

         WHEREAS, the Company has strong and legitimate business interests in preserving and protecting its investment in the Employee, its trade secrets and Confidential Information, and its substantial relationships with suppliers, and Customers, as defined, actual and prospective; and

         WHEREAS, the Company desires to preserve and protect its legitimate business interests further by restricting competitive activities of the Employee during the term of employment and following (for a reasonable time) termination of employment; and

         WHEREAS, the Company desires to employ the Employee and to ensure the continued availability to the Company of the Employee's services, and the Employee is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Employee agree as follows:

         1.    Representations and Warranties. The Employee hereby represents
               ------------------------------
and warrants to the Company that he (i) is not subject to any written nonsolicitation or noncompetition agreement affecting his employment with the Company (other than any prior agreement with the Company or any Affiliate), (ii) is not subject to any written confidentiality or nonuse/nondisclosure agreement affecting his employment with the Company (other than any prior agreement with the Company or any Affiliate), and (iii) has brought to the Company no trade secrets, confidential business information, documents, or other personal property of a prior employer.


         2.    Term of Employment.
               ------------------

               (a)    Term. The Company hereby employs the Employee, and the
                      ----
Employee hereby accepts employment with the Company for a period commencing on the date of this Agreement and ending five years from the date of this Agreement (the "Term"), automatically renewable for additional one year terms unless either party gives the other at least 30 days written notice.

               (b)    Continuing Effect. Notwithstanding any termination of
                      -----------------
employment, at the end of the term or otherwise, the provisions of Sections 7 and 8 shall remain in full force and effect and the provisions of Section 8 shall be binding upon the legal representatives, successors and assigns of the Employee.

         3.    Duties.
               ------

               (a)    General Duties. The Employee shall serve as President of
                      --------------
the Company, with duties and responsibilities that are customary for such position. Subject to the authority of the board of directors of the Company to set policy and ensure that the business is effectively managed and operated, the Employee shall be principally responsible for the management of the business of the Company, including, but not limited to (i) preparing and implementing an operating budget in coordination with the Company's sales and marketing team;
(ii) planning and budgeting for the Company so services can be provided on a timely basis; (iii) planning and budgeting for the organization and development of the Company's business; (iv) research and development activities relating to new services of the Company and improvements to the Company' existing services;
(v) all technical, operational, and other aspects of the Company's services;
(vi) all distribution, marketing, and sales activities relating to the Company's services; and (vii) compliance with all applicable requirements of any applicable federal, state, or local government agency or entity and any applicable law or regulation concerning the Company's services, facilities and business. The Employee shall report directly to the Company's board of directors and any person designated by the board, which shall initially be Dr. Gregory B. Holmes. The Employee shall use his best efforts to perform his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully. The Employee shall also serve as a director of the Company and of each of the Company's subsidiaries, if any.

               (b)    Devotion of Time. The Employee shall devote all of his
                      ----------------
time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the

Company. The Employee shall not without the prior written consent of the board of directors of the Company, enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization or engage in any other business activities or pursuits whatsoever, except activities in connection with any charitable or civic activities, personal investments or hobbies and serving as an executor, trustee or in other similar fiduciary capacity; provided, however, that such
                                                --------  -------
activities do not interfere with his performance of his responsibilities and obligations pursuant to this Agreement.

               (c)    Location of Office. The Employee's principal business
                      ------------------
office shall be at the Company's offices in North Wales, Pennsylvania, as it may change from time to time. However, the Employee's job responsibilities shall include reasonable business travel necessary to the performance of his job. In any event, the Employee's services shall be supervised by Dr. Gregory B. Holmes or other designated member of the Company's board of directors located in Miami, Florida. As such, the Employee shall regularly transact business with or in Miami-Dade County, Florida in furtherance of his duties.

               (d)    Adherence to Inside Information Policies. The Employee
                      ----------------------------------------
acknowledges that the Company's parent, SFBC International, Inc. (the "Parent") is publicly-held and, as a result, has implemented inside information policies designed to preclude its employees and those of its subsidiaries from violating the federal securities laws by trading on material, non-public information or passing such information on to others in breach of any duty owed to the Parent, the Company, or any third party. The Employee shall promptly execute any agreements generally distributed by the Parent or the Company to its employees requiring such employees to abide by its inside information policies.


          4.   Compensation and Expenses.
               -------------------------

               (a)    Salary. For the services of the Employee to be rendered
                      ------
under this Agreement, the Company shall pay the Employee an annual salary of $170,000 during the Term, payable in accordance with the Company's normal payroll practices.

               (b)    Expenses. In addition to any compensation received
                      --------
pursuant to Section 4(a) the Company shall reimburse or advance funds to the Employee for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement provided the same are of a type which are allowable for deductions under applicable federal law, and (ii) provided that the Employee properly provides a written accounting of such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances shall be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to Employees.


               (c)    Automobile.  The Company shall pay the Employee a monthly
                      ----------
automobile allowance of $650 per month.

               (d)    Discretionary Bonus. The Employee shall be eligible to
                      --------------------
receive an annual bonus in an amount to be determined by the compensation committee of the Company based on any criteria or factors the compensation committee deems appropriate.

               (e)    Special Bonus. As collected, the Company shall pay the
                      -------------
Employee a special bonus equal to (i) 50% of KAL's unbilled accounts receivable as of June 30, 2001 (estimated to be $980,000), (ii) less any undisclosed liabilities of KAL which have been paid by the Company or have been asserted and for which the Company has potential liability provided that in no event shall the total liability exceed that set forth in the Indemnification Agreement by and among SFBC International, Inc., the Company and the Employee dated August 20, 2001. In the event that the Employee fails to pay the Company for an undisclosed liability under the above circumstances, he shall borrow a sufficient sum in a margin account using shares of the Company's common stock as collateral as soon as he may do so, subject to compliance with all applicable securities laws and any lock-up agreement with the Company.

               (f)    Loan. In order to induce the Employee to enter into this
                      ----
Agreement the Company has lent him the sum of $1,000,000, for which he acknowledges receipt, as evidenced by the Promissory Note and secured by a pledge (the "Pledge Agreement") of the Parent's common stock, each as annexed as
Exhibit 4(f)-1 and Exhibit 4(f)-2 to this Agreement and each of which has been
--------------     --------------
executed and delivered to the Company. If the Employee is still employed by the Company on an anniversary date of this Agreement (the "Anniversary Date") through the fifth Anniversary Date: (i) the sum of $200,000 together with applicable interest shall be forgiven and considered paid by the Employee to the Company on each applicable Anniversary Date; and (ii) a pro rata portion of the Parent's common stock shall be released subject to the terms of the Pledge Agreement.


          5.   Benefits.  The Employee is entitled to the following benefits.
               --------

               (a)    Vacation. The Employee shall be entitled to up to four (4)
                      --------
weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Employee may select and the affairs of the Company may permit.

               (b)    Employee Benefit Programs. The Employee is entitled to
                      -------------------------
participate in any pension, 401(k), insurance or other employee benefit plan that is maintained by the Company for its non-executive officer employees, including programs of life and medical insurance and reimbursement of membership fees in professional organizations.

               (c)   Insurance. The Company shall pay the premiums on the
                     ---------
Company's medical insurance policy covering the Employee and his spouse. The Company shall pay the premiums for disability insurance covering the Employee's disability which insurance shall, subject to state law variances or requirements, be similar in scope including waiting time and percentage of disability income to the disability insurance provided to employee's of SFBC Charlotte, Inc., a subsidiary of the Parent.

               (d)    Key Man Insurance. The Company shall maintain a key man
                      -----------------
insurance policy on the life of the Employee in the original principal amount of $1,000,000 or at the

Company's option, in an amount not less than the then outstanding principal balance of the Promissory Note and shall name the Company as beneficiary under such policy.


          6.   Termination.
               -----------

               (a)    General Provisions. The Company may terminate the
                      ------------------
Employee's employment for Cause (as defined below) pursuant to the terms of this Agreement at any time upon the giving of notice. On or before the termination of his employment or prior to receiving any final compensation or expenses due him, the Employee shall (i) return to the Company's principal executive offices, (ii) participate in an exit interview, and (iii) execute a Certificate of Conclusion of Employment, certifying that he has complied with his obligations and acknowledging his continuing obligations under this Agreement. The Employee's failure to comply with the requirements of Section 6 of this Agreement shall constitute a material breach of this Agreement.

               (b)    Termination for Cause. The Company may terminate the
                      ---------------------
Employee's employment pursuant to the terms of this Agreement at any time for Cause by giving written notice of termination. The Employee shall have 10 days from the date of the notice to provide the Company with evidence that the Company is mistaken as to "Cause" and that the Employee's behavior does not meet the criteria for "cause" as defined herein. During such 10 day period the Employee shall be suspended without pay; if employment is reinstated the Employee shall be paid for the 10 day period and if the termination is upheld such termination shall be effective upon the giving of written notice of termination. Upon any such termination for Cause, the Employee shall have no right to compensation or reimbursement under Section 4, or to participate in any employee benefit programs under Section 5, except as provided by law, for any period subsequent to the effective date of termination. For purposes of this
Section 6(b), "Cause" shall mean: (i) the Employee is convicted of a felony involving any subject matter; (ii) commits a felonious act; (iii) is convicted of a misdemeanor involving the Employee's employment or the business of the Company; (iv) is found after an internal investigation to have engaged in sexual misconduct which is related to the Employee's employment or the business of the Company; (v) the Employee, in carrying out his duties hereunder, has acted with gross negligence or intentional misconduct resulting, in either case, in harm to the Company; (vi) the Employee misappropriates Company funds or otherwise defrauds the Company; (vii) the Employee breaches his fiduciary duty to the Company resulting in profit to him, directly or indirectly; (viii) the Employee has been found to have committed any act or failed to take any action which results in the Parent's common stock being delisted for trading on the Nasdaq Stock Market or any other principal trading market or exchange; (ix) substantial dependence on any addictive substance, including but not limited to, alcohol, amphetamines, barbiturates, methadone, cannabis, cocaine, CP, THC, LSD or any other illegal or narcotic drug; (x) willful and material failure to observe or perform his duties of employment hereunder; (xi) the Employee misappropriates Company funds or otherwise defrauds the Company; (xii) the Employee willfully acts in a manner materially adverse to the best interests of the Company; (xiii) the habitual neglect of the faithful performance of the Employee's duties of employment, as determined in good faith by the board of directors of the Company; (xiv) the Employee is convicted of illegal possession or use of a controlled substance; (xv) the Employee engages in chronic absenteeism; (xvi) the Employee fails or refuses to cooperate in any official investigation conducted by or on behalf of the Company; or (xvii) the Employee materially breaches any provision of this Agreement including Section 3(d).

               (e)    Voluntary Severance Payments Upon Termination. If the
                      ---------------------------------------------
Employee is terminated for cause pursuant to Section 6(b), or if the Employee voluntarily terminates his employment, the Company may elect in its sole discretion, notwithstanding the basis for such termination, to make monthly severance payments to the Employee in amounts equal to his then existing monthly base salary prior to such termination and may further elect to continue only the Employee's medical benefits, as they existed prior to termination. The Employee's compliance after termination to his obligations under Sections 7 and 8 hereunder shall be a condition precedent to the making of any discretionary payment under this Section 6(c).

               (f)    Special Termination. In the event that (i) any entity or
                      -------------------
person not now an executive officer or director of the Company becomes either individually or as part of a group, the beneficial owner of 30% or more of the Company's common stock, and (ii) the Employee, with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 3, the Employee by written notice to the Company, may elect to deem the Employee's employment hereunder to have been terminated by the Company without cause, in which event the Employee shall be entitled at the time of termination to compensation in an amount equal to 24 months base salary under this Agreement plus benefits pursuant to Section 5(b) herein for such 24 month period payable, however, on a monthly basis.


          7.   Non-Competition Agreement.
               -------------------------

               (a)    Competition with the Company. Until termination of his
                      ----------------------------
employment and for a period of 24 months commencing on the date of Employees termination, the Employee, directly or indirectly or, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity (any of the foregoing defined as an "Affiliated Entity") shall not provide services as an employee, consultant or otherwise (i) to any entity or person if the Company elects to make payments to the Employee under Section 6(e) hereof, or (ii) in the absence of such election, to any analytical laboratory or to any entity which directly or indirectly owns or operates an analytical laboratory or to any entity that competes with the Company or its Affiliates, within any metropolitan area in the United States or elsewhere in which the Company's, its subsidiaries or its controlling stockholder, if applicable (the subsidiaries and controlling stockholder collectively, "Affiliates") is then engaged in the offer and sale of competitive products or Services (defined in Section 8(a) below). In addition, the Employee may not, directly or indirectly including through any Affiliated Entity, obtain employment with or perform services for any Customer, as defined, of the Company or any Affiliate during the period commencing of the date of termination and continuing for 24 months thereafter; provided, however, the foregoing shall not
                                     --------  -------
prohibit Employee from owning up to 5% of the securities of any publicly-traded enterprise provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

                (b)    Solicitation of Customers. During the periods in which
                       -------------------------
the provisions of Section 7(a) shall be in effect, the Employee, directly or indirectly including through any Affiliated Entity, shall not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company or any Affiliate, refer Prohibited Business from any Customer to any enterprise or business other than the Company or any Affiliate or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company or any Affiliate. For purposes of this Agreement, the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its Affiliates sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer, or who or which has approached by or who or which has approached an employee of the Company or any Affiliate for the purpose of soliciting business from the Company or any Affiliate or the third party, as the case may be.

                (c)    Solicitation of Employees. During the periods in which
                       -------------------------
the provisions of Section 7(a) shall be in effect, the Employee, directly or indirectly including through any Affiliated Entity shall not solicit, hire or contact any employee of the Company or any Affiliate for the purpose of hiring them or causing them to terminate their employment relationship with the Company or any Affiliate.

                (d)    No Payment. The Employee acknowledges and agrees that no
                       ----------
separate or additional payment will be required to be made to him in consideration of his undertakings in this Section.

                (e) References to the Company in this Section 7 shall include the Company's Affiliates including the Parent.


          8.    Non-Disclosure of Confidential Information.
                ------------------------------------------

                (a)    Confidential Information. Confidential Information
                       ------------------------
includes, but is not limited to, trade secrets as defined by the common law and statute in Florida or any future Florida statute, processes, policies, procedures, techniques, designs, drawings, know-how, show-how, technical information, specifications, computer software and source code, information and data relating to the development, research, testing, costs, marketing and uses of the Services (as defined herein), the Company's budgets and strategic plans, and the identity and special needs of Customers, databases, data, all technology relating to the Company's businesses, systems, methods of operation, client or Customer lists, Customer information, solicitation leads, marketing and advertising materials, methods and manuals and forms, all of which pertain to the activities or operations of the Company, names, home addresses and all telephone numbers and e-mail addresses of the Company's employees, former employees, clients and former clients. In addition, Confidential Information also includes the identity of Customers and the identity of and telephone numbers, e-mail addresses and other addresses of employees or agents of Customers who are the persons with whom the Company's employees and agents communicate in the ordinary course of business. Confidential Information also includes, without limitation, Confidential Information received from the Company's Affiliates. For purposes of this Agreement, the following will not constitute Confidential Information (i) information which is or subsequently becomes generally available to the individuals employed within the Company's industry through no act of the Employee, (ii) information set forth in the written records of the Employee prior to disclosure to the Employee by or on behalf of the Company which information is given to the Company in writing as of or prior to the date of this Agreement, and (iii) information which is lawfully obtained by the Employee in writing from a third party (excluding any Affiliates (which includes the Parent) of the Employee) who did not acquire such confidential information or trade secret, directly or indirectly, from the Employee or the Company. As used herein, the term "Services" shall include the operation of an analytical laboratory which provide services to pharmaceutical, biotechnology and chemical companies and contract research organizations as well as any other services performed by the Company during the term of the Employee's employment.

               (b)    Legitimate Business Interests. The Employee recognizes
                      -----------------------------
that the Company has legitimate business interests to protect and as a consequence, the Employee agrees to the restrictions contained in this Agreement because they further the Company's legitimate business interests. These legitimate business interests include, but are not limited to (i) trade secrets;
(ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets including all Confidential Information; (iii) substantial relationships with specific prospective or existing Customers or clients; (iv) customer or client goodwill associated with the Company's business; and (v) specialized training relating to the Company's technology, methods and procedures.

               (c)    Confidentiality. For a period of two years following
                      ---------------
termination of employment, or as otherwise required by client privilege, the Confidential Information shall be held by the Employee in the strictest confidence and shall not, without the prior written consent of the Company, be disclosed to any person other than in connection with the Employee's employment by the Company. The Employee further acknowledges that such Confidential Information as is acquired and used by the Company or its Affiliates is a special, valuable and unique asset. The Employee shall exercise all due and diligence precautions to protect the integrity of the Company's Confidential Information and to keep it confidential whether it is in written form, on electronic media or oral. The Employee shall not copy any Confidential Information except to the extent necessary to his employment nor remove any Confidential Information or copies thereof from the Company's premises except to the extent necessary to his employment and then only with the authorization of an officer of the Company. All records, files, materials and other Confidential Information obtained by the Employee in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its customers, as the case may be. The Employee shall not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of an officer of the Company (excluding the Employee, if applicable).

               (d) References to the Company in this Section 8 shall include the Company's Affiliates.

          9.   Equitable Relief.
               ----------------

               (a) The Company and the Employee recognize that the services to be rendered under this Agreement by the Employee are special, unique and of extraordinary character, and that in the event of the breach by the Employee of the terms and conditions of this Agreement or if the Employee, shall cease to be an employee of the Company for any reason and take any action in violation of
Section 7 and/or Section 8, the Company shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in
Section 9(b) below, to enjoin the Employee from breaching the provisions of
Section 7 or Section 8. In such action, the Company shall not be required to plead or prove irreparable harm or lack of an adequate remedy at law or post a bond or any security.

               (b) Any action must be commenced in Miami-Dade County, Florida. The Employee and the Company irrevocably and unconditionally submit to the exclusive jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Employee and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Employee or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any liability of the Employee or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.


          10.  Conflicts of Interest. While employed by the Company, the
               ----------------------
Employee shall not, directly or indirectly, unless approved in writing by the Company's board of directors:

               (a) participate as an individual in any way in the benefits of transactions with any of the Company's suppliers or Customers, including, without limitation, having a financial interest in the Company's suppliers or Customers, or making loans to, or receiving loans, from, the Company's suppliers or Customers;

               (b) realize a personal gain or advantage from a transaction in which the Company has an interest or use information obtained in connection with the Employee's employment with the Company for the Employee's personal advantage or gain; or

               (c) accept any offer to serve as an officer, director, partner, consultant, manager with, or to be employed in a technical capacity by, a person or entity which does business with the Company.

               (d) As used in Section 10(a), (b) or (c), the Company also includes its Affiliates.

          11.  Inventions, Ideas, Processes, and Designs. All inventions, ideas,
               -----------------------------------------
processes, programs, software, and designs (including all improvements) (i) conceived or made by the Employee during the course of his employment with the Company (whether or not actually conceived during regular business hours) and for a period of six months subsequent to the termination or expiration of such employment with the Company and (ii) related to the business of the Company, shall be disclosed in writing promptly to the Company and shall be the sole and exclusive property of the Company. An invention, idea, process, program, software, or design including an improvement) shall be deemed related to the business of the Company if (a) it was made with the Company's equipment, supplies, facilities, or Confidential Information, (b) results from work performed by the Employee for the Company, or (c) pertains to the current business or demonstrably anticipated research or development work of the Company. The Employee shall cooperate with the Company and its attorneys in the preparation of patent and copyright applications for such developments and, upon request, shall promptly assign all such inventions, ideas, processes, and designs to the Company. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of the Company, and the Employee shall be bound by such decision. The Employee shall provide as a schedule to this Employment Agreement, a complete list of all inventions, ideas, processes, and designs, if any, patented or unpatented, copyrighted or non-copyrighted, including a brief description, which he made or conceived prior to his employment with the Company and which therefore are excluded from the scope of this Agreement.

          12.  Indebtedness.  If,  during  the  course  of the  Employee's
               ------------
employment under this Agreement, the Employee becomes indebted to the Company for any reason, the Company may, if it so elects, set off any sum due to the Company from the Employee and collect any remaining balance from the Employee.


          13.  Assignability. The rights and obligations of the Company under
               -------------
this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the securities (via merger or otherwise) or assets and business of the Company. The Employee's obligations hereunder may not be assigned or alienated and any attempt to do so by the Employee will be void.

         14.   Severability.
               ------------

               (a) The Employee expressly agrees that the character, duration and geographical scope of the non-competition provisions set forth in this Agreement are reasonable in light of the circumstances as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Employee and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

             (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

         15. Notices and Addresses. All notices, offers, acceptance and any
             ---------------------
other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         To the Company:         Dr. Gregory B. Holmes
                                 SFBC Analytical Laboratories, Inc.
                                 11190 Biscayne Blvd.
                                 North Miami, FL  33181
                                 Facsimile: (305) 895-8616

         With a copy to:         Michael D. Harris, Esq.
                                 Michael Harris, P.A.
                                 1645 Palm Beach Lakes Blvd.
                                 Suite 550
                                 West Palm Beach, FL  33401
                                 Facsimile (561) 478-1817

         To the Employee:        Dr. Allan Xu
                                 809 Fulton Avenue
                                 Lansdale, PA  19446

         With a copy to:         Donald R. Keer, Esq.
                                 Attorney at Law
                                 20 Brinker Drive
                                 Doylestown, PA  18901

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         16. Counterparts.  This  Agreement  may be executed in one or more
             ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         17. Attorney's Fees. In the event that there is any controversy or
             ---------------
claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, each party shall be responsible for its own attorney's fee, costs and expenses.

         18. Governing Law. This Agreement and any dispute, disagreement, or
             -------------
issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         19. Entire Agreement. This Agreement constitutes the entire Agreement
             ----------------
between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         20. Additional Documents.  The parties hereto shall execute such
             --------------------
additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         21. Section and Paragraph Headings.  The section and paragraph
             ------------------------------
headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


         22. Indemnity. The Company shall indemnify the Employee against
             ---------
expenses (including attorneys fees), judgment, fines, and amounts paid in settlement arising out of his services as an officer or director of the Company to the extent provided by the Florida Business Corporation Act. Notwithstanding the indemnification provided for by this Section 22, such indemnity shall not include any expenses, liabilities or losses incurred by the Employee relating to or arising from any proceeding in which the Company asserts a direct claim (as opposed to a stockholders' derivative action) against the Company, whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise. Additionally, the Employee shall be covered on the Parent's directors' and officers' liability insurance policy.



         23. Arbitration. Except for a claim for equitable relief pursuant to
             -----------
Section 9 hereof, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Miami-Dade County, Florida (unless the parties agree in writing to a different location), before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.


              [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date and year first above written.

                                    SFBC ANALYTICAL LABORATORIES, INC.

_______________________________

                                    By: /s/ Lisa Krinsky
_______________________________         --------------------------------
                                        Lisa Krinsky
                                        President

                                    EMPLOYEE:

________________________________

                                    By: /s/ Dr. Allan Xu
________________________________        ----------------------
                                        Dr. Allan Xu

                                EXHIBIT 4(f)-1
                                      TO
                             EMPLOYMENT AGREEMENT
                  BETWEEN SFBC ANALYTICAL LABORATORIES, INC.
                                      AND
                                 DR. ALLAN XU

                                    FORM OF
                                PROMISSORY NOTE
                                ---------------

$1,000,000.00                                                    August 20, 2001


FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of SFBC Analytical Laboratories, Inc. (the "Holder") the sum of One Million Dollars ($1,000,000.00). This Note shall bear interest at the minimum rate prescribed by the Internal Revenue Service as of the date of this Note. Principal and interest shall be due and payable in the manner set forth below.

Provided that the Maker is employed on a full-time basis by the Holder pursuant to that certain Employment Agreement dated of even date herewith by and between the Maker and the Holder, the Holder agrees that commencing August 20, 2002 and on each August 20 thereafter, the Holder shall forgive Two Hundred Thousand Dollars ($200,000.00) of the outstanding principal balance and accrued interest until the Note is paid in full.

In the event that the Maker is no longer employed by the Holder for any reason whatsoever, any remaining principal outstanding and accrued interest shall be immediately due and payable in full after the termination of Maker's employment (the "Due Date").

Interest on the remaining principal balance existing from and after the Due Date shall accrue at the rate of eighteen (18%) percent per annum or such maximum rate of interest allowable under the laws of the State of Florida.

Payments of remaining principal and default interest to be made by Maker shall be in lawful money of the United States at the offices of the Holder at 11190 Biscayne Boulevard, Miami, FL 33181, or at such other place as may be designated in writing by the Holder. This Note shall be considered in default when payment required to be made hereunder shall not have been made by 5:00 p.m. Miami, Florida time on the Due Date.

The Maker hereby waives demand, presentment, protest, notice of protest, and notice of dishonor. No delay or omission on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude any other or further exercise thereof of any other right or remedy.

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment in protest and, if this Note becomes in default and is placed into the hands of an attorney for collection, to pay reasonable attorney's fees and all other costs for making such collection, provided the Holder is the prevailing party.

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought, with such agreement being effective and binding only upon the parties thereto.

This Note and the Maker's obligations hereunder are secured by a Pledge Agreement between the Maker and the Holder and dated of even date herewith. This Note shall be governed by and construed in accordance with the laws of the State of Florida with respect to any and all actions related to the Note or the enforcement of the Note without regard to conflict of law principles. In the event that a provision of the Note is deemed prohibited by or held invalid under applicable law, it shall be ineffective to the extent of the prohibition or invalidity, but such prohibition or invalidity shall not invalidate the remainder of such provisions or the remaining provisions of the Note. Wherever in the Note reference is made to the Maker or the Holder, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Note shall be binding upon and shall inure to the benefit of such successors and assigns.


                                           By:

                                               ------------------------
                                               Dr. Allan Xu

                                EXHIBIT 4(f)-2
                                --------------

                                      TO

                             EMPLOYMENT AGREEMENT
                  BETWEEN SFBC ANALYTICAL LABORATORIES, INC.
                                      AND
                                 DR. ALLAN XU

                                    FORM OF
                               PLEDGE AGREEMENT
                               ----------------


         THIS PLEDGE AGREEMENT (the "Agreement"), made and entered into this 20th day of August, 2001, by and between Dr. Allan Xu ("Pledgor") and SFBC Analytical Laboratories, Inc. (the "Lender").

         WHEREAS, Pledgor is indebted to Lender, which indebtedness is represented by a promissory note (the "Note") from Pledgor to Lender dated of even date herewith, in the original principal sum of One Million and No/100 dollars ($1,000,000.00) (the "Loan"); and

         WHEREAS, Lender has required the execution of this Agreement as collateral security to secure the Loan;

         NOW, THEREFORE, in order to secure the Loan of the Lender as aforesaid, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

         1.  Security Interest.
             -----------------

             (a) As collateral security for the Loan as described above, Pledgor hereby grants to Lender, and Lender shall have a security interest in __________ shares of common stock of the SFBC International, Inc. ("SFBC") issued in the name of Pledgor (the "Shares"). Simultaneously with the execution of this Agreement, Pledgor will deliver the Shares to Lender along with a duly executed stock power, endorsed in blank.

             (b) Lender shall also have a security interest in all securities and other property, rights or interests of any description at any time issued or issuable as an addition to, in substitution or exchange for, or with respect to the Shares, including without limitation, (i) shares issued as dividends or as the result of any change in the name of Pledgor, or (ii) any reclassification, or any split-up or other corporate reorganization, collectively referred to as the "New Shares." Pledgor will promptly deliver to Lender duly executed stock powers for any New Shares.

             (c) Pledgor represents and warrants that:
                 (i) Pledgor is the sole beneficial and record owner of the Shares;

                  (ii) the Shares are free and clear of all liens, pledges, charges, encumbrances, security interest or right or option of any third person to purchase or otherwise acquire any of the Shares and Pledgor has the unrestricted right to pledge the Shares as contemplated hereby;

                  (iii) Pledgor possesses the voting rights in the Shares, and will possess the voting rights, if any, in any New Shares free and clear of any restrictions; and

                  (iv) the Shares are not subject to any restriction on sale, transfer, assignment or hypothecation other than such restrictions as arise out of non-registration thereof or pursuant to that certain Lock-Up and Indemnification Agreement dated of even date herewith by and between the Lender and Pledgor (the "Lock-Up Agreement") a copy of which is set forth on Exhibit A.
                                                                      ---------

         2. Disposition of Collateral. As each installment of the Loan is
            -------------------------
repaid, the Lender shall release its rights and interests in 20% of the Shares originally issued to Pledgor pursuant to that certain Merger Agreement dated of even date herewith by and between the Lender and Pledgor; subject, however, to
                                                          -------  -------
any further restrictions set forth in the Lock-Up Agreement. Any released Shares which are no longer subject to the restrictions of the Lock-Up Agreement, shall be returned to Pledgor and this instrument shall be void and of no further affect with respect to such released Shares.

         3. Default.
            -------

            (a) Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions:

                (i)      The occurrence of a default under the Note;

                (ii) Default in the payment or performance of any obligation, covenant, agreement or liability under this Agreement;

                (iii) Any warranty, representation, or statement made or furnished to Lender by or on behalf of Pledgor or any other person in connection with the Loan proves to have been false in any material respect when made or furnished; or

                (iv) Sale, or further encumbrance to or of any portion of the Shares without the prior written consent of the Lender, or the making of any levy, seizure, or attachment thereof or thereon.

            (b) The remedies of Lender as provided herein and in the other documents and instruments executed in connection with the Loan, may be exercised in any order and shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

            (c) Upon the occurrence of any such default or at any time thereafter, Lender may, at its option, declare the Loan secured hereby immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges and may be provided for in the Note or other writing evidencing such
Loan), and Lender shall have and may exercise from time to time any and all rights and remedies of a secured party under the Uniform Commercial Code (including, without limitation, the right to sell or liquidate any or all of the Shares without notice and to apply the proceeds to the Loan in any order of priority as the Lender sees fit) and any and all rights and remedies available to it under any other applicable law, and in addition, all right, title and interest in the Shares shall, at the option of the Lender, be transferred to Lender and Lender shall in that event be and become the registered and beneficial owner of the Shares subject to any applicable state and federal securities laws, and Pledgor shall cease to have any further interest therein.

         4. Voting Rights. Voting rights with respect to the Shares shall remain
            -------------
with Pledgor until a default occurs and the Lender gives notice of such default to Pledgor. The Lender may exercise any rights available under the Florida Uniform Commercial Code, or, alternatively, Lender may, by notice to Pledgor, transfer to Lender the pledged Shares at a rate equal to the average of the last five days closing price of the Shares on the Nasdaq Stock Market or other principal market. Upon receipt of such notice of Lender's election to transfer the Shares, SFBC's transfer agent shall immediately transfer the Shares into the name of Lender on the books and records of SFBC and issue new certificates evidencing the transfer without any further action or consent necessary from Pledgor (including a medallion signature guarantee) to effectuate the transfer. This Agreement serves as authorization to SFBC's transfer agent to transfer the Shares into the name of the Lender in the event of default.

         5. Miscellaneous Provisions.
            ------------------------

            (a) This Agreement shall remain in full force and effect as long as any of the Loan shall remain unpaid in whole or in part.

            (b) Pledgor, without the written consent of Lender, shall not assign or grant any other security interest in the Shares being pledged herein.

            (c) Until the Loan is paid in full or until the Shares are released, transferred or otherwise disposed of pursuant to the terms of this Agreement, or according to law, the Shares shall be kept by Lender in Miami-Dade County, Florida.

            (d) In its discretion, the Lender may, at any time, take any one or more of the following actions, without liability, except to account for property actually received by it :

                (i) after default hereunder, make any compromise or settlement deemed advisable with respect to any of the Shares; and

                (ii) take or release any other collateral as security for the loan.

            (e) The Lender shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be responsible for any failure to do so or delay in so doing; nor shall the Lender be responsible for any decline in value of any of the Shares.

            (f) The Lender shall exercise reasonable care in the custody and preservation of the Shares and shall always be deemed to have exercised reasonable care if it takes such action in that connection as Pledgor shall reasonably request in writing, but no omission to comply with any request of Pledgor shall, of itself, be deemed a failure to exercise reasonable care. Without limiting the generality of the foregoing, the Lender shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Shares nor for informing the undersigned with respect to any thereof. The Lender shall not be bound to take any steps necessary to preserve any rights in the Shares against prior parties, and Pledgor shall take all necessary steps for such purposes.

            (g) Pledgor shall promptly deliver to the Lender all written notices, and shall promptly give the Lender written notice of any other notices received by it with respect to the Shares.

            (h) Pledgor hereby notifies Lender's transfer agent that any New Shares shall be delivered directly to the Lender until such time as Lender shall otherwise notify the transfer agent.

         6. Entire Agreement.   This Agreement constitutes the entire Agreement
            ----------------
between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

         7. Severability.  In the event any parts of this Agreement are found to
            ------------
be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         8. Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         9. Arbitration. Any controversy, dispute or claim arising out of or
            -----------
relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Miami, Florida, (unless the parties agree in writing to a different location) before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         10. Benefit.  This Agreement shall be binding upon and inure to the
             -------
benefit of the parties hereto and their legal representatives, successors and assigns.

         11. Notices and Addresses. All notices, offers, acceptance and any
             ---------------------
other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         The Lender:               Dr. Gregory B. Holmes
                                   SFBC Analytical Laboratories, Inc.
                                   11190 Biscayne Boulevard
                                   Miami, Florida 33181
                                                 Facsimile:  (305) 895-8616
         with a copy to:           Michael D. Harris, Esq.
                                   Michael Harris, P.A.
                                   1645 Palm Beach Lakes Boulevard
                                   Suite 550
                                   West Palm Beach, Florida  33401
                                   Facsimile:  (561) 478-1817

         The Pledgor:              Dr. Allan Xu
                                   c/o 113 Dickerson Road, Unit 6
                                   North Wales, Pennsylvania 19454
                                   Facsimile:  (215) 699-8848

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         12. Attorney's Fees. In the event that there is any controversy or
             ---------------
claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, including the fees on appeal, costs and expenses.

         13. Governing Law.  This Agreement and any dispute, disagreement, or
             -------------
issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Florida.

         14. Oral Evidence. This Agreement constitutes the entire Agreement
             -------------
between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         15. Additional Documents.  The parties hereto shall execute such
             --------------------
additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         16. Section Headings.  Section headings herein have been inserted for
             ----------------
reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.


                                       SFBC Analytical Laboratories, Inc.

                                       By:
________________________________              --------------------------
                                              Lisa Krinsky, M.D.
                                              President
________________________________




                                       By:
________________________________              --------------------------
                                              Dr. Allan Xu